Securities Act File No. 33-849
                                                  Securities Act File No. 33-847
                                                Securities Act File No. 33-67852
                                                Securities Act File No. 33-56881
                                                Securities Act File No. 02-34552
                                                Securities Act File No. 33-91706
                                                Securities Act File No. 33-56094
                                                Securities Act File No. 02-91302
                                                Securities Act File No. 02-14767
                                                Securities Act File No. 02-48906
                                                Securities Act File No. 33-72226
                                                Securities Act File No. 33-05827

                                  PILGRIM FUNDS

                            Supplement dated July 31,
                         2000 to the Class Q Prospectus
                               dated July 31, 2000

Pilgrim GNMA Income Fund -- Class Q

Class Q shares of Pilgrim GNMA Income Fund are not currently available for purchase. All references in the prospectus to Class Q shares of GNMA Income Fund should be disregarded.

Acquisition of ReliaStar Financial Corp. by ING Groep N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Funds as a result of the acquisition.

The advisory contracts between the Funds and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, the Boards of the Pilgrim Funds have approved new advisory contracts between the Funds and Pilgrim Investments, and shareholder approval of these contracts has been, or is being sought at shareholder meetings.

Board   Approval  of  Amendment  to  Advisory   Agreement  for  Pilgrim   Growth
Opportunities Fund and Pilgrim SmallCap Opportunities Fund

At a meeting held on April 27, 2000, the Board of Trustees of Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund approved an amendment to the Advisory Agreements of the Funds with Pilgrim Investments, Inc. The amendment would have the effect of increasing the current management fee that each Fund pays of 0.75% per annum of each Fund's average daily net assets to 0.95% for Pilgrim Growth Opportunities Fund, and 1.00% for Pilgrim SmallCap Opportunities Fund. The amendment will become effective upon approval by shareholders of the Funds. A meeting of shareholders of the Funds is scheduled to occur on August 25, 2000.

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